                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 14, 2004

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      Pennsylvania                          0-15536               23-2428543
      ------------                          -------               ----------
      (State or other                       (Commission File      (IRS Employer
      jurisdiction of                       Number)               Number)
      of incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania                                                17405-2887
------------------                                                ----------
(Address of principal executive offices)                          (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                  ------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under Securities Act (17 CFR
      230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


         Page 1 of 3 sequentially numbered pages in manually signed copy
                         Exhibit Index found on page 2


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                        CODORUS VALLEY BANCORP, INC.
                                  FORM 8-K

Section 8 - Other Events.

    ITEM 8.01  OTHER EVENTS.

      On October 14, 2004, Codorus Valley Bancorp, Inc. issued a Press Release, attached as Exhibit 99, announcing the initiation of a common stock repurchase program for up to 4.9% of its outstanding common stock.

Section 9 - Financial Statements and Exhibits.

   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

            No.   Description
            ---   -----------
            99    Press release of Codorus Valley Bancorp, Inc., dated
                  October 14, 2004,  re:  Common Stock Repurchase Program
                  Initiated.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Codorus Valley Bancorp, Inc.
                                              (Registrant)


Date:  October 14, 2004                  /s/ Larry J. Miller
-----------------------                  -------------------
                                         Larry J. Miller
                                         President and Chief
                                         Executive Officer
                                         (Principal Executive Officer)



                                  EXHIBIT INDEX


                                                                              Page Number
Exhibit                                                               In Manually Signed Original
-------                                                              ---------------------------
  99        Press release of Codorus Valley Bancorp, Inc.,
            dated October 14, 2004,  re:  Common Stock Repurchase
            Program Initiated.                                                     3


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